Exhibit 99.1

November 2013 NYSE MKT: ETAK

This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Elephant Talk . Forward - looking statements are based largely on expectations and projections about events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms . Elephant Talk’s actual results could differ materially from those anticipated in forward - looking statements and you should not place any undue reliance on such forward - looking statements . This presentation includes annualized revenue models and proforma financial information that is based upon assumptions and estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially from expectations . Factors that could cause actual performance to differ from these forward - looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC . Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http : ///www . sec . gov) . Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward - looking statements . Safe Harbor Statement 1

Elephant Talk : L eading vendor /provider of M obile Software DNA™ Platform and Services 2 Mission : » To provide an end - to - end service portfolio enabling and securing Big Data in the mobile cloud Vision: » We empower Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs) in providing: o Tier One, innovative , on premise or cloud based, outsourced mobile communications infrastructure o Full suite of off - the - shelf Services & Features o Full range of MNO & MVNO support services o All required third p arty interfaces » Cyber Security Technology - We enable organizations to secure all cloud and electronic based customer financial transaction channels within a single platform

Investment Highlights Proprietary Integrated M obile & Security Software ▪ Attractive Business M odels: monthly recurring revenue subscription and transaction - based; revenue mix - high - margin, high - growth mobile & security solutions ▪ Inflection point in both business models: Strong operating momentum for both Mobile P latform B usiness and T ransaction S ecurity B usiness in 2012, further strengthening in 2013, and with strong growth outlook for 2014 and beyond ▪ Mobile and security business revenue has grown from $5.8 million in 2011 to $11.7 million in 2012 to $16.9 million over the trailing twelve months ending September 30, 2013 ▪ Gross Margins* have improved from 11% in 2011 to 29% in 2012 to 58.5% over the trailing twelve months ending September 30, 2013. Quarterly Gross Margin* increased over 13 - fold over the last 2 years, from $0.3m in Q2 2011 to $4.1m in Q3 2013 • Q3 of 2013 our gross margin* was 79%, the highest level ever ▪ Over $100 million multi - year investment in Carrier Grade (Software DNA™ ) Mobile Platform, mostly E xpensed, not Capitalized. • P roprietary software (Company - owned Code) cloud - based mobile telecommunications, identity & access management and world - class mobile transactions security ▪ Insiders invested approximately $60 million . CEO invested an additional $4.5 million in June. * Gross Margin is a non US GAAP metric 3

56% 44% Legacy Landline Mobile & Security Solutions 4% 96% Legacy Landline Mobile & Security Solutions Revenue Development Mobile & Security Solutions Continue to Gain Significant Traction 4 Q3 - 2012 Revenue Mix Q3E - 2013 Revenue Mix Quarterly Mobile & Security Revenue Mix (% of Total Revenue) Mobile & Security Revenue Contribution Material improvement over last several quarters LTM = Last Twelve Month $2.8 $5.8 $6.7 $8.5 $10.1 $11.7 $13.1 $14.8 $16.9 2010 2011 LTM-Q112 LTM-Q212 LTM-Q312 2012 LTM-Q113 LTM-Q213 LTM-Q3E13 12% 18% 23% 28% 39% 44% 52% 59% 89% 96% 2Q-2011 3Q-2011 4Q-2011 1Q-2012 2Q-2012 3Q-2012 4Q-2012 Q1 2013 Q2 2013 Q3E 2013

Positive Margin Development Driven by Growth of Mobile & Security Results 5 LTM = Last Twelve Month Yearly Gross Margin (%) Yearly Gross Margin ($m) Quarterly Gross Margin (%) Quarterly Gross Margin ($m) Over the past several quarters, margin has been trending upward as we transitioned to high - growth, high - margin business lines 3.8% 10.3% 18.0% 19.7% 26.8% 31.3% 39.4% 46.2% 70.7% 79.2% 2Q-2011 3Q-2011 4Q-2011 1Q-2012 2Q-2012 3Q-2012 4Q-2012 Q1 2013 Q2 2013 Q3E 2013 $0.3 $0.8 $1.5 $1.7 $1.9 $2.1 $2.7 $3.0 $3.5 $4.1 2Q-2011 3Q-2011 4Q-2011 1Q-2012 2Q-2012 3Q-2012 4Q-2012 Q1 2013 Q2 2013 Q3E 2013 5.5% 10.9% 13.2% 18.5% 23.4% 28.7% 35.8% 45.2% 56.7% 2010 2011 LTM-Q112 LTM-Q212 LTM-Q312 2012 LTM-Q113 LTM-Q213 LTM-Q3E13 $2.0 $3.5 $4.3 $5.9 $7.1 $8.4 $9.7 $11.4 $13.4 2010 2011 LTM-Q112 LTM-Q212 LTM-Q312 2012 LTM-Q113 LTM-Q213 LTM-Q3E13

Reducing Cash Burn Rate Major Focus for the Company 6 *) EBITDA Adjusted is a non - GAAP measure ($3.560) ($2.878) ($2.665) ($2.126) ($1.832) ($1.449) ($0.949) ($0.085) ($4.0) ($3.5) ($3.0) ($2.5) ($2.0) ($1.5) ($1.0) ($0.5) $0.0 Q4-'11 Q1-'12 Q2-'12 Q3-'12 Q4-'12 Q1-'13 Q2-'13 Q3E-'13 Millions EBITDA Adjusted *)

Elephant Talk Communications Fiscal Year End: December 31 st NYSE MKT: ETAK Stock Price (10/31/13): $0.63 52 Week Trading Range: $0.55 - $1.84 Shares Outstanding: (7/31/13) 135.9 million Market Cap: $85.6 million Average Daily Volume: 311,000 Revenue ( ttm ): $23.6 million Gross Profit ( ttm ): $13.4 million Recent Events 10/31/13 – Spindle, a leading disruptive force in advanced merchant services for mobile marketing and payments announces acceleration of its advanced platform incorporating the ValidSoft SMART® security architecture 10/9/13 - ValidSoft and VEN Partner to Bring Advanced Cyber Security and Identity Theft Protection Solutions to Virtual Currencies 9/10/13 - Begins Recognizing Revenue from Five - Year Iusacell Contract 8/8/13 - Reports Second Quarter 2013 Financial Results 7/16/13 – NEO - SKY Chooses Elephant Talk's Mobile Platform to Operate its Mobile Services in Spain 7

8 Elephant Talk Philosophy: A Network without Borders & Limitations ▪ IT as enabling factor , minimizing users complexity and maximizing controllability, customized and flexible, combined with cutting edge security ▪ Deep understanding of the mobile eco system ▪ Ownership of critical components and modules for fine tuned interfaces: each module for highest efficiency cooperation ▪ In control, not relying on external vendors: ability to really offer end - to - end responsibility ▪ Creation of virtualized processing environments that can run modules parallel in real time instead of in sequence ▪ Development of (geo)redundant processing platforms with huge processing and storage power ▪ Mobile Software DNA™ architecture: steering through a single interface for multiple modules/sites/countries. Key clients include Vodafone in Spain, Zain in Saudi Arabia, lusacell in Mexico

Elephant Talk Platform Components Verticals seamlessly combine any module they need MVNO Radio Network GSM Radio Network GPRS Radio Network UMTS Radio Network HSDPA SIM Logistics Multi - IMSI 4G (LTE - DECT - .Wi - Max - IMS) Number Porting Lawful Intercept OTA SIM & Handset Roaming (CAP - Callback) Deep Packet Inspection Video - Call Premium Messaging MNO Elephant Talk Intelligent Mobile Service Platform Online Rating & Charging Prepaid Postpaid Billing Invoicing Fraud management Reporting Self - Service UI/API CRM Provisioning Credit Check Multi - Channel Top - Up 1 - to - 1 Communication Voice Mail Promotions Package Parents Control m - Banking Contactless mPayment Distribution HLR GGSN IN WAP SMS MMS IVR Multi - MSISDN USSD Radio Network WIMAX Radio Network WIFI Other Networks Marketing Sales Customer Care Healthcare mCommerce / Loyalty STP Roadmap M2M Radio Network LTE 9

ValidSoft Authentication & Authorization Solutions: Key Factor for Cyber Security & Cloud Security 10 ▪ With the move from 2G/3G/traditional GSM & CDMA systems towards 4G/ LTE, most traditional telecom equipment is expected to be decommissioned. ▪ Voice Biometrics will play a key part in this new security architecture. ValidSoft has the leading custom designed commercial Voice Biometrics for the mobile world ▪ MNOs are not able to rely anymore on existing traditional security layers. They have to deal with the same challenges as anyone offering services in the cloud. ▪ New concepts of Authentication and Authorization will be key elements in securing a proper and profitable future use of these networks. ▪ Cyber Security leader - built up an expanding patent portfolio of ring - fenced technologies ▪ T urning a variety of raw network data , in real time into contextual decision info to support mission critical applications through the cloud , like financial services, medical records, government benefits, digital rights management, confidential /privacy sensitive info. ▪ Data protection + privacy compliant: ValidSoft positions us to be the only cloud security offering with 3 privacy seals for key privacy sensitive security applications. K ey clients, such as, FICO/ Adeptra , Banco Santander along with financial institutions in the USA, UK, Australia and governmental agencies in Europe

Traditional security models consist of: ▪ 2005 - Tokens by MitM attack ▪ 2007 - Certificates by MitB attack ▪ 2009 - OOB by SIM Swap/CFU Traditional security models built for the enterprise not the consumer Binary approach to authentication – 0 % or 100% Easily compromised – a completely new approach required Risk engine decisions not “context aware” No custom designed security architecture for the mobile environment Static biometrics (e.g. iris, fingerprint, facial scan) will be compromised/stolen ValidSoft - The Problems we See 11

VALid ® – Indigenous 5 - Factor Solution Redefining Fraud Prevention 12

Note : Voice biometrics IP is owned by ValidSoft . In recent NIST trials, ValidSoft results compared exceptionally well with competitive VB providers and in fact had the highest ranking commercial VB engine. ValidSoft now regarded as a world - leading VB provider VALid ® – Multi - Layer, Multi - Factor ‘ Confidence Driven’ Model – Dynamic Rules Engine 13

ValidSoft Cyber Security Redefining Fraud Prevention/Privacy Protection 14 ▪ Emerging global leader in Telecommunication - based Multi - Layer, 5 - Factor mutual, invisible & visible Authentication & Identity and Transaction Verification for all electronic transaction channels ▪ Fraud prevention solutions: Card Present, Card Not Present, ecommerce, Internet/Telephone Banking, Mobile Financial Services (m - banking, m - payments, m - commerce), Enterprise security ▪ Only security solutions provider with a custom built complete authentication and transaction verification security architecture for the mobile payments world ▪ Only multi - factor security solution incorporation it’s own indigenous IP for Context Awareness (Geo) and world leading Voice Biometrics ▪ Only security software company with Three European Data Privacy Seals ▪ Extensive patent portfolio, trademarks, copyrights . VS owns all IP for it’s security solutions – uniquely positioned as a Multi - factor, multi - layer solutions provider ▪ Solutions ideal for Mass Consumer Deployment: Cost effective, intuitive, secure, disability enabled, pervasive solutions – applicability in: Financial Services; Healthcare; Retail; Gaming ▪ Consistently ranked as a leading provider of security solutions by leading research companies including Gartner, Opus, Javelin

ValidSoft Partner Access to Large Addressable Markets 15 1BN+ transactions 5BN+ transactions 10BN + transactions Increased Volume Incremental Transaction Risk Top Banks Merchant Acquirers / Payment Processors / Schemes Mobile Payments (Mobile banking, Mobile Commerce, P2P) Machine - to - Machine • Customers • Transaction Volume • Partnership Relevance (target) Spindle

Elephant Talk Communications Corp. Financial and Business Model Discussion 16

Business Summary Growing Fast, Strong Pipeline, World Class Platform Elephant Talk Overview ▪ Recent contract wins in telecom and transactional security – positioned well for recurring revenue growth ▪ Strategic geographical focus: Americas, EMEA, Europe ▪ Strong pipeline of mobile telecoms and cloud security transactions ▪ World Class Mobile Cloud Management & Security Delivery Platform - unique product positioning ▪ Strong client base for outsourcing services, including mobile leaders as : • Vodafone • Zain • Iusacell 17

Business Summary Growing Fast, Strong Pipeline, World Class Platform ValidSoft Overview ▪ World Class multi - layer, multi - factor authentication and transaction verification platform, custom - designed for the mobile world ▪ Only indigenous 5 Factor authentication solution in the world ▪ World Class Voice Biometrics capability (NIST tested), a key element assuring Cyber Security, custom - designed for the mobile world ▪ Only security software company accredited with 3 European Privacy Seals ▪ Security transaction contracts awarded: • Banco Santander • Newcastle Permanent Building Society • US Financial Institution • Leading UK Bank • Leading UK Building Society 18

Monthly Recurring Revenue Business Model Key factor in building up growing Revenue B ase ▪ Elephant Talk and ValidSoft are focused on recurring revenue models, following a trend among customers: • From Capex to Opex , freeing up resources • From Fixed to Variable Cost ; “pay as you go” model • From Complicated, Point Solutions to One - Stop Shop Solutions 19 Solution Segment Revenue Model Average Pricing Gross Margin Managed Services • Subscription - based • $1.00 / month / subscriber 90+% Managed Services + Airtime (Bundled Offering) • Subscription - based • $10.00 - $20.00 / month / subscriber 20+% Transaction Verification • Transaction - based • Subscription - based • $0.20 - 0.01 / verification • $0.30 - $0.50 / month / subscriber 60+%

20 Elephant Talk ValidSoft ▪ S igned Software DNA™ contract with lusacell in Mexican market • Outsourcing Platform will have initial capacity for 10m SIMs; over time to be expanded to at least 20m SIMs • Initial Migration of 1.5m SIMs planned before end of 2013 ▪ E ntered US Telco market – Acquired 100% of assets of Telnicity April 1, 2013 ▪ Vodafone Enabler Spain Platform • Managing over 1.3 million SIMs • Positioned to double SIMs over the next 2 years ▪ Saudi Arabia: Axiom won 1 of the 3 MVNO licenses, using the network of Zain, another key ETAK managed services client ▪ SIM Swap live with a leading global financial institution (9M+ transactions) ▪ Awarded contract with le ading US financial institution for VALid and Voice Biometrics ▪ Awarded contract with le ading UK financial institution for SIM and POS ▪ Signed $1m+ contract with leading Building Society for our patented Authentication & Transaction Integrity solution: VALid ® ▪ FICO/Adeptra partnership - Leading risk solutions provider; 70% of all transactions processed by FICO risk engine; 5k+ clients. ▪ Release of Zero Latency Correlation™ ▪ Partner with VEN to Bring Advanced Cyber Security and Identity Theft Protection Solutions to Virtual Currencies Recent Milestones Getting to Operational Cash Flow Positive

Investment Highlights Proprietary Integrated M obile & Security Software ▪ Attractive Business M odels: monthly recurring revenue subscription and transaction - based; revenue mix - high - margin, high - growth mobile & security solutions ▪ Inflection point in both business models: Strong operating momentum for both Mobile P latform B usiness and T ransaction S ecurity B usiness in 2012, further strengthening in 2013, and with strong growth outlook for 2014 and beyond ▪ Mobile and security business revenue has grown from $5.8 million in 2011 to $11.7 million in 2012 to $ 16.9 million over the trailing twelve months ending September 30, 2013 ▪ Gross Margins* have improved from 11% in 2011 to 29% in 2012 to 58.5% over the trailing twelve months ending September 30, 2013. Quarterly Gross Margin* increased over 13 - fold over the last 2 years, from $0.3m in Q2 2011 to $4.1m in Q3 2013 • Q3 of 2013 our gross margin* was 79%, the highest level ever ▪ Over $100 million multi - year investment in Carrier Grade (Software DNA™ ) Mobile Platform, mostly E xpensed, not Capitalized. • P roprietary software (Company - owned Code) cloud - based mobile telecommunications, identity & access management and world - class mobile transactions security ▪ Insiders invested approximately $60 million . CEO invested an additional $4.5 million in June. * Gross Margin is a non US GAAP metric 21

22 Contact Us Corporate Headquarters: 9705 N. Broadway Ext . Ste 200, 2nd Floor Oklahoma City, OK 73114 + 1 (813) 926 - 8920 www.elephanttalk.com Investor Relations: ▪ Steve Gersten steve.gersten@elephanttalk.com Phone: (813) 926 - 8920 ▪ Alan Sheinwald asheinwald@allianceadvisors.net Phone : (212)398 - 3486